UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2025

ADVANCED FLOWER CAPITAL INC.

(Exact name of registrant specified in its charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 S. Rosemary Ave., Suite 301

West Palm Beach, FL, 33401

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (561) 510-2390

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, at a meeting on August 12, 2025, the Board of Directors (the “Board”) of Advanced Flower Capital Inc. (the “Company”) unanimously approved certain matters intended to facilitate the conversion (the “Conversion”) of the Company from a real estate investment trust (“REIT”) to a business development company (“BDC”) regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), including, among other things, a new, 1940 Act-compliant investment advisory agreement by and between the Company and AFC Management, LLC (the “Manager”) (the “Investment Advisory Agreement”). On November 6, 2025, the Company held a special meeting of shareholders (the “Special Meeting”) where its shareholders approved the Investment Advisory Agreement and the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to the Company (together, the “Conversion Proposals”), as described in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting. In furtherance of the Conversion, as of December 31, 2025 (the “Conversion Date”), the Company (i) intends to revoke its election to be treated as a REIT for U.S. federal income tax purposes and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for the taxable year beginning on January 1, 2026, and for each taxable year thereafter until such time as the Board determines to cease seeking such qualification; and (ii) filed a notification on Form N-54A of election to be subject to Sections 55 through 65 of the 1940 Act (the “BDC Election”) with the U.S. Securities and Exchange Commission (“SEC”), thereby completing its conversion to a BDC.

Item 1.01 Entry into a Material Definitive Agreement.

Investment Advisory Agreement

In accordance with the foregoing, on the Conversion Date, the Company and the Manager entered into the Investment Advisory Agreement.

The Investment Advisory Agreement replaced the Existing Management Agreement (as defined below) beginning on January 1, 2026. Pursuant to the Investment Advisory Agreement, the Company will pay a base management fee (“Base Management Fee”) calculated at an annual rate of 1.50% of the average value of the Company’s average of gross assets at the end of the two most recently completed calendar quarters (excluding cash or cash equivalents but including assets purchased with borrowed funds) during the most recently completed calendar quarter; provided, however, the Base Management Fee shall be reduced by 50% (or such other amount as may be required under applicable law or as a condition to any exemptive relief on which the Company relies) of the sum of, without duplication, the aggregate amount of any other fees earned and paid to the Manager or its affiliates from portfolio companies of the Company on a pro rata basis relative to the Company’s hold size in the applicable investments during such quarter arising in connection with the investment advisory services rendered by it under the Investment Advisory Agreement or the general management services rendered by it under the Administration Agreement by and between the Company and the Manager (the “Administration Agreement,” and AFC Management LLC’s capacity thereunder, the “Administrator”) dated as of the Conversion Date (such other fees, “Outside Fees”), including any agency fees relating to the Company’s investments, but excluding the Incentive Compensation (as defined in the Investment Advisory Agreement) and any diligence fees paid and earned by the Manager and paid by third parties in connection with the Manager’s due diligence of potential investments for the Company; provided further, that the Base Management Fee will be calculated at an annual rate equal to 1.00% of the average value of the Company’s gross assets (excluding cash or cash equivalents but including assets purchased with borrowed funds) during the most recently completed calendar quarter that exceeds an amount equal to the product of (i) 200% and (ii) the Company’s net asset value at the end of the most recently completed calendar quarter (the “Leverage Break Point”).

In addition to the Base Management Fee, pursuant to the Investment Advisory Agreement, the Company will pay the Manager an incentive fee consisting of two parts (the “Investment Advisory Agreement Incentive Fees”). The first part is determined and paid quarterly based on the Company’s pre-incentive fee net investment income in respect of the current calendar quarter and the three preceding calendar quarters (or the appropriate portion thereof in the case of any of the Company’s first three calendar quarters following the effective date of the Investment Advisory Agreement (the “Trailing Four Quarters”)), and the second part is determined and payable in arrears based on net capital gains as of the end of each calendar year or upon termination of the Investment Advisory Agreement. Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Base Management Fee, expenses payable to the Administrator under the Administration Agreement, any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the Investment Advisory Agreement Incentive Fees. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Adviser is not obligated to return to the Company the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. For the avoidance of doubt, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-incentive fee net investment income will be compared to a “New Hurdle Rate” equal to the product of (i) 1.5% per quarter (6.0% annualized) and (ii) the sum of the Company’s net assets at the beginning of each applicable calendar quarter comprising the relevant Trailing Four Quarters. The New Hurdle Rate will be calculated after making appropriate adjustments to the Company’s net asset value at the beginning of each applicable calendar quarter for all issuances by the Company of shares of its common stock, including issuances pursuant to any dividend reinvestment plan and distributions during the applicable calendar quarter. The Company will pay the Manager an incentive fee based on income with respect to its pre-incentive fee net investment income as follows:

●	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which the Company’s aggregate pre-incentive fee net investment income in respect of the relevant Trailing Four Quarters does not exceed the New Hurdle Rate in respect of the relevant Trailing Four Quarters;

●	100% of pre-incentive fee net investment income in respect that portion of such pre-incentive fee net investment income, if any, that exceeds the New Hurdle Rate but is less than 1.8182% in any calendar quarter (7.2728% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the New Hurdle Rate but is less than 1.8182%) as the “New Catch-Up.” The New Catch-Up is meant to provide the Manager with approximately 17.5% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.8182% in any calendar quarter; and

●	17.5% of the pre-incentive fee net investment income in respect of the relevant Trailing Four Quarters that exceeds 1.8182% in respect of the relevant Trailing Four Quarters (7.2728% annualized), which reflects that once the New Hurdle Rate is reached and the New Catch-Up is achieved, 17.5% of the pre-incentive fee net investment income in respect of the relevant Trailing Four Quarters that exceeds the New Catch-Up amounts is paid to the Manager.

The Investment Advisory Agreement has an initial term expiring on December 31, 2027, unless terminated earlier in accordance with its terms. Thereafter, the Investment Advisory Agreement will continue in effect from year to year, so long as such continuance shall be approved at least annually by (a) the vote of the Company’s Board, or by the vote of a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to the Investment Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

The foregoing description of the Investment Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Administration Agreement

In connection with the Conversion, on the Conversion Date, the Company and the Administrator entered into the Administration Agreement.

Pursuant to the Administration Agreement, the Administrator performs, or oversees or arranges for the performance of, the Company’s required administrative services, which include, among other things, providing the Company with office facilities, equipment, clerical, bookkeeping, compliance, and recordkeeping services. In addition, the Administrator conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwritings, brokers and dealers, corporate fiduciaries, insurers, banks, and other persons in any other capacity deemed by the Administrator to be necessary and desirable. The Administrator will be responsible for the financial and other records that the Company is required to maintain, and under the 1940 Act, will prepare, print and disseminate reports to shareholders and reports and other materials filed with the SEC. Further, the Administrator is responsible for assisting the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

No separate fee is paid by the Company for the services provided by the Administrator under the Administration Agreement, so long as the Manager, an affiliate of the Manager, or their respective assigns continues to serve as the Manager to the Company. Notwithstanding the foregoing, the Company will reimburse the Administrator an amount equal to the Company’s allocable portion of certain expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s fair and equitable allocable share of the compensation, including annual base salary, bonus, any related withholding taxes and employee benefits, paid to personnel providing finance, tax, accounting, internal audit, legal, risk management, operations, originations, marketing, investor relations, portfolio monitoring and servicing, compliance services and other non-investment personnel of the Manager and its affiliates as reasonably determined by the Manager to appropriately reflect the portion of time spent devoted by such personnel to the Company’s affairs, as well as the actual cost of goods and services used for the Company and obtained by the Administrator from entities not affiliated with the Company. The Company will also reimburse the Administrator for the reasonably allocated actual costs of administrative services performed by Administrator for the operation of the Company.

The Administration Agreement has an initial term expiring on December 31, 2027 unless terminated earlier in accordance with its terms. Thereafter, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board or the vote of a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party.

The foregoing description of the Administration Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Administration Agreement, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Custody Agreement

On the Conversion Date, the Company entered into a Custody Agreement (the “Custody Agreement”) with East West Bank (the “Custodian”). Pursuant to the Custody Agreement, the Custodian serves as the Company’s custodian and holds cash and other assets (including loans or other alternative assets) on behalf of the Company in accordance with the 1940 Act. East West Bank may engage one or more qualified sub-custodian(s) to hold securities, cash, or other assets on behalf of the Company. Either party may terminate the Custody Agreement at any time upon sixty days’ prior written notice.

The foregoing description of the Custody Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Custody Agreement, which is filed with this report as Exhibit 10.3 and incorporated herein by reference.

Transfer Agency Agreement

On the Conversion Date, the Company entered into a Transfer Agency and Registrar Services Agreement (the “Transfer Agency Agreement”) with Equiniti Trust Company, LLC (“Equiniti”). Pursuant to the Transfer Agency Agreement, Equiniti, among other things, provides account maintenance and recordkeeping services, processes routine transfers, respond to shareholder and broker inquiries, maintain records of outstanding shares, and report transaction information. The Transfer Agency Agreement has an initial term expiring on December 31, 2027 and will automatically renew for successive one-year terms absent action by the parties. Either party may terminate the Transfer Agency Agreement upon thirty days’ notice written notice.

The foregoing description of the Transfer Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transfer Agency Agreement, which is filed with this report as Exhibit 10.4 and incorporated herein by reference.

PINE Services Agreement

On the Conversion Date, the Company entered into a Services Agreement (the “PINE Services Agreement”) with PINE Advisors LLC (“PINE”). Pursuant to the PINE Services Agreement, PINE, among other things, makes available separate employees of PINE to serve as the Company’s principal financial officer (“PFO”) (beginning on March 16, 2026) and chief compliance officer (“CCO”). In addition, PINE provides various PFO- and CCO-related services, including providing oversight of the Company’s fund accounting agent, transfer agent, and custodian; coordinating the Company’s annual audit; preparing ongoing updates to the Board regarding the Company’s compliance policies and procedures; and conducting ongoing testing of the Company’s compliance policies and procedures. The PINE Services Agreement has an initial term expiring on December 31, 2026 and will automatically renew for successive one-year terms absent action by the parties. The parties may mutually agree in writing to terminate the PINE Services Agreement at any time. The Company’s Board may terminate the services provided by the PFO or CCO at any time without penalty.

The foregoing description of the PINE Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transfer Agency Agreement, which is filed with this report as Exhibit 10.5 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On the Conversion Date, the Manager and the Company mutually agreed to terminate the Amended and Restated Management Agreement, dated as of January 14, 2021, as amended from time to time, between the Company and the Manager (the “Existing Management Agreement”). As noted above, the Investment Advisory Agreement replaced the Existing Management Agreement beginning on January 1, 2026. The Manager is not entitled to a Termination Fee (as defined in the Existing Management Agreement) in connection with this termination. Detailed descriptions of the material terms of the Existing Management Agreement are set forth in the Company’s definitive proxy statement, filed with the SEC on September 16, 2025, under the captions titled “Proposal 1: Approval of an investment Advisory Agreement with Advanced Flower Capital Inc.—Summary of Changes in the Proposed Investment Advisory Agreement”, “—Comparison of the Proposed Investment Advisory Agreement and Existing Management Agreement—Existing Management Agreement”, and “—Existing Management Agreement—Fees and Expenses”, which descriptions are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Conversion, on the Conversion Date, the Company filed with the State Department of Assessments and Taxation of Maryland a Certificate of Notice disclosing that, pursuant to the charter of the Company (the “Charter”), the Board determined that it is no longer in the best interests of the Company for the Company to continue to qualify as a REIT for U.S. federal income tax purposes and that the ownership and transfer restrictions set forth in Article VII of the Charter shall no longer be in effect (the “Certificate of Notice”). In addition, in conjunction with the Conversion, the Board approved the Third Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective on the Conversion Date. The amendments to the Bylaws include (1) adding a majority voting standard for the election of directors in contested elections and retaining a plurality standard for the election of directors in uncontested elections, (2) revising the advance notice provisions of the Bylaws to conform with customary provisions for BDCs, (3) providing that the Maryland Control Share Acquisition Act applies to any acquisition or proposed acquisition of shares of stock of the Company to the extent provided in the Maryland Control Share Acquisition Act (other than with respect to (a) the acquisition of shares of stock of the Company by Leonard M. Tannenbaum, AFC Management LLC or any of their affiliates or (b) the voting rights of the holders of any shares of preferred stock of the Company), (4) clarifying that the exclusive forum provisions apply to actions arising under federal securities laws, including the 1940 Act, and (5) clarifying that in the event of any conflict between the 1940 Act and any provision of the Maryland General Corporation Law or the Charter or Bylaws, the applicable provisions of the 1940 Act will control. In addition to the amendments described above, the Bylaws include certain changes to clarify language, comply with or conform to Maryland law and the 1940 Act and make various technical corrections and ministerial changes.

The foregoing descriptions of the Certificate of Notice and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Notice and the Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Conversion, on the Conversion Date, the Board appointed Pete Sattelmair as assistant treasurer and principal financial officer (“PFO”) of the Company beginning on March 16, 2026, pursuant to the terms, including with respect to compensation of Mr. Sattelmair, of the PINE Services Agreement.

Pursuant to the PINE Services Agreement and in accordance with the Company’s Charter and Bylaws, Mr. Sattelmair, 48, will continue to serve as the Company’s PFO unless the Company’s Board determines to terminate Mr. Sattelmair’s service. He joined PINE in 2021 and currently serves as a director in the Principal Financial Officer (PFO) Services team. In this role, Mr. Sattelmair serves as the principal financial officer for a variety of 1940 Act registered products. Mr. Sattelmair’s responsibilities include the review and certification of financial reports, coordinating audits, assisting with valuation committee and board meetings, and providing oversight of third-party administrators and other service providers. Prior to joining PINE, Mr. Sattelmair was the Director of Fund Operations for Transamerica Asset Management from 2014-2021. He has been in the financial services industry since 1999 and has a background in mutual fund accounting and administration.

Mr. Sattelmair does not have any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no transactions, to which the Company is a party, or intended to be a party, in which Mr. Sattelmair has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth above under Item 3.03 of this Current Report is incorporated by reference into this Item 5.03.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective on the Conversion Date, in connection with the Company becoming a BDC, the Board adopted a new Code of Ethics for Principal Executive and Senior Financial Officers, which is applicable to the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, and is available on the Company’s website at advancedflowercapital.com. The information on the Company’s website does not constitute part of this Current Report and is not incorporated by reference herein.

Item 8.01 Other Events.

Press Release

On December 31, 2025, the Company issued a press release announcing the completion of the Conversion. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed with this Current Report.

Exhibit	Description
3.1	Certificate of Notice of Advanced Flower Capital Inc.
3.2	Third Amended and Restated By-Laws of Advanced Flower Capital Inc.
10.1	Investment Advisory Agreement, dated December 31, 2025, by and between Advanced Flower Capital Inc. and AFC Management, LLC
10.2	Administration Agreement, dated December 31, 2025, by and between Advanced Flower Capital Inc. and AFC Management, LLC
10.3	Form of Custody Agreement by and between Advanced Flower Capital Inc. and East West Bank
10.4	Transfer Agency and Registrar Services Agreement, dated December 31, 2025, by and between Advanced Flower Capital, Inc. Equiniti Trust Company, LLC
10.5	Services Agreement, dated December 31, 2025, by and between Advanced Flower Capital, Inc. and PINE Advisors LLC.
99.1	Press Release dated January 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views and projections with respect to, among other things, future events and financial performance. Words such as “believes,” “expects,” “will,” “intends,” “plans,” “guidance,” “estimates,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements, including statements about the Company’s future growth and strategies for such growth, are subject to the inherent uncertainties in predicting future results and conditions and are not guarantees of future performance, conditions or results. Certain factors, including the ability of the Company’s manager to locate suitable loan opportunities for the Company, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy; the demand for cannabis cultivation and processing facilities and dispensaries; management’s current estimate of expected credit losses and current expected credit loss reserve and other factors could cause actual results and performance to differ materially from those projected in these forward-looking statements. More information on these risks and other potential factors that could affect the Company’s business and financial results is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Company’s most recently filed periodic reports on Form 10-K, Form 10-Q and subsequent filings. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FLOWER CAPITAL INC.

Dated:	January 5, 2026	By:	/s/ Brandon Hetzel
Brandon Hetzel Chief Financial Officer and Treasurer